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EXHIBIT 10.32

                          UNITED NATURAL FOODS, INC.
                                 260 LAKE ROAD
                              DAYVILLE, CT  06241



January 31, 1998


PERSONAL AND CONFIDENTIAL

Mr. Steven H. Townsend
169 Barrett Hill Road
Brooklyn, CT  06234

Dear Steve:

     On behalf of United Natural Foods, Inc. (the "Company") and the other members of its Board of Directors (the "Board"), and in further acknowledgement of your extraordinary efforts extended over your fourteen years of service to the company as well as your efforts in connection with the successful initial public offering by the Company of its stock and the general business good fortunes of the Company accomplished in no small part as a result of your efforts, and consistent with your stated personal career objectives and your desire to undertake new business opportunities outside of the wholesale distribution of natural foods business, and in addition to the agreements set forth in a letter between the Company and you dated October 31, 1997, the Company is pleased to undertake the following:

     With reference to the Incentive Stock Option Agreement between you and the Company dated July 31, 1996 (the "ISO Agreement"), the Company agrees that effective as of the date of this letter, the options for 6,754 shares otherwise not vested under the ISO Agreement be, and hereby are, vested such that as of this date the number of shares of Company common stock as to which you may exercise options under the ISO Agreement and the Plan referenced therein.

     With reference to the Non-Statutory Stock Option Agreement dated July 31, 1996, your option to purchase 68,750 shares of Company common stock thereunder were fully vested as of July 31, 1996 and remain vested.

     Please confirm your understanding as to the foregoing by signing this and copy of this letter and returning the same to the undersigned.

                              Very truly yours,

                              UNITED NATURAL FOODS, INC.



                              By:  /s/ Norman A. Cloutier
                                 ------------------------
                              Norman A. Cloutier
                              Chairman of the Board


Read and agreed to as of
January 31, 1998


/s/ Steven H. Townsend
----------------------
Steven H. Townsend